April 3, 2001




                        DREYFUS VARIABLE INVESTMENT FUND
                               SMALL CAP PORTFOLIO

            Supplement to the Statement of Additional Information
                             Dated December 31, 2000

      The following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "Description of the Fund and Portfolios - Investment Companies."

      Investment Companies. (Balanced, Small Cap, Special Value and Small Company Stock Portfolios) Each of these Portfolios may invest in securities issued by investment companies. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.